UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015
____________________

SUPPORT.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Chesapeake Drive, 2nd Floor Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (650) 556-9440
N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is an updated investor presentation that Support.com, Inc. (the “Company”) is making publicly available, beginning on November 17, 2015, to the Company’s stockholders and the investing public. The Company plans to use the investor presentation in connection with various meetings and presentations with the Company’s stockholders, potential investors, analysts and others commencing on November 17, 2015. The investor presentation will also be available on the Investor Relations section of the Company’s website at http://www.support.com/about-us/investor-relations/investor-webinars-events/.

Also attached hereto as Exhibit 99.2 is a press release that the Company issued on November 17, 2015 announcing that the Company is making the above-referenced investor presentation publicly available.

The information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation of Support.com, Inc. dated November 17, 2015

99.2	Press Release of Support.com, Inc. dated November 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORT.COM, INC.
(Registrant)

Date: November 17, 2015	/s/ Elizabeth Cholawsky
Elizabeth Cholawsky
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation of Support.com, Inc. dated November 17, 2015

99.2	Press Release of Support.com, Inc. dated November 17, 2015